                                                                   EXHIBIT 23.03


                   CONSENT OF KPMG LLP, INDEPENDENT AUDITORS


The Board of Directors
GlobalCast Communications, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.




Mountain View, California
April 11, 2000